REA-SUM SUP-1 021312
Summary Prospectus Supplement dated February 13, 2012
The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, R, Y, Investor and Institutional Class shares of the Fund listed below:
Invesco Real Estate Fund
As of March 16, 2012, the Fund will re-open to new investors. Please see the “Other Information — Future Fund Closure” section of the statutory Prospectus for further information.
REA-SUM SUP-1 021312